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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) August 13, 2004
                                                         ---------------


                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-30483             57-1094236
           --------                      ---------           ----------
(State or other jurisdiction of         (Commission         (IRS Employer
        incorporation)                  File Number)        Identification No.)

                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1   Press Release Dated August 13, 2004

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On August 13, 2004, DutchFork Bancshares, Inc. announced its financial results for the quarter ended June 30, 2004. The press release announcing the financial results for the quarter ended June 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DUTCHFORK BANCSHARES, INC.


Dated: August 16, 2004            By: /s/ J. Thomas Johnson
                                      -----------------------------------------
                                      J. Thomas Johnson
                                      President and Chief Executive Officer